Dreyfus
Large Company
Value Fund

SEMIANNUAL REPORT
April 30, 1999


(R) [Dreyfus Logo]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                              9     Statement of Assets and Liabilities

                             10     Statement of Operations

                             11     Statement of Changes in Net Assets

                             12     Financial Highlights

                             13     Notes to Financial Statement

                                    FOR MORE INFORMATION

-------------------------------------------------------------

                                    Back Cover

                 Dreyfus Large Company    The Fund
                            Value Fund


LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Large Company Value Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Timothy M. Ghriskey.

The past six months have been rewarding for many equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. As a result, several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Yet, until near the end of the six-month period, the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. In April, however, some previously out-of-favor market sectors rallied strongly, including large-cap cyclical companies as well as some small- and midcap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Large Company Value Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Large Company Value Fund perform relative to its benchmark?

The Fund performed well during the six-month period, providing a total return of 16.60%,1 compared to the Wilshire Large Company Value Index's return of 15.04%.2 We attribute this strong performance partly to the surprisingly rapid recovery of global capital markets in the wake of last summer's decline, which drove the overall market higher in the last few months of 1998, and partly to the power ful shift in market sentiment in favor of value-oriented stocks toward the end of the period.

What is the Fund's investment approach?

Dreyfus Large Company Value Fund invests primarily in large-capitalization, value-oriented companies. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to each company's intrinsic value, and then to focus on those value stocks we believe are best positioned to grow in the current market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate to decide which to purchase, and to decide if any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with sector exposure. Instead of attempting to predict which industries or economic sectors are likely to perform best in the near future, we allocate the Fund's resources among sectors in the same proportions as our benchmark. Accordingly, if 25% of the benchmark is made up of financial stocks, then the Fund invests approximately 25% of its resources in financial stocks as well.

                                                                  The Fund  3

The result of our approach during the recent six-month period was a diversified portfolio of stocks, many of which showed notable strength throughout the period. Our best performers included well-known companies in some of the market's strongest industries, such as Citigroup in the financial industry, International Business Machines in technology, Allergan in health care, General Motors in consumer durables and Wendy's International in consumer staples. However, two of our technology holdings, Compaq Computer and Storage Technology, proved particularly disappointing as a result of the companies' struggles with strong competitive pressures.

What other factors influenced the Fund's performance?

During the last few weeks of the period, a powerful shift in market sentiment appeared to take place. This shift was precipitated by unexpected strength in the U.S. and global economies. Historically, the market has rewarded value-oriented stocks during periods of increasing economic growth. For the first time in approximately 18 months, investment dollars began flowing out of growth stocks and into traditional value sectors such as energy, basic materials and capital goods.

Our disciplined strategy positioned the Fund to benefit from the market's sharp move toward value. In the energy sector, holdings in companies such as Mobil and BP Amoco, A.D.S., rose rapidly in response to industry mergers and production limits instituted by the Organization of Petroleum Exporting Countries (OPEC), as well as growing global industrial activity. Our holdings of basic materials stocks, such as Alcoa and International Paper, profited from growing global demand for industrial resources.

Our investment discipline also enabled us to identify stocks that performed well within relatively weak-performing sectors. For example, despite the recent move toward value, the market generally has not favored utility companies. Nevertheless, our holdings of Niagra Mohawk

Power rose rapidly during the first few months of the recent period. In the telecommunications services industry, the Fund achieved above-average results from companies such as MCI WorldCom and AT&T, despite the sector's mixed overall performance.

What is the Fund's current strategy?

During the last few weeks of April, investors appear to have turned from "growth at any price" toward favoring more reasonably priced stocks. We are encouraged by the market's recent rediscovery of value-oriented stocks, and believe that our disciplined, quantitatively driven investment strategy has positioned the Fund to share in the market's gains. Of course, we cannot be certain that these trends will continue, but we do believe that the past six months illustrate the importance of maintaining our disciplined investment style and our commitment to value.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid.

2 SOURCE: WILSHIRE ASSOCIATES, INC. -- The Wilshire Large Company Value Index is an unmanaged index reflecting the performance of the largest 750 stocks composing the Wilshire 5000 Index that meet statistical criteria for being a "value" stock.

                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------

Common Stocks--98.6%                                              Shares          Value ($)
-------------------------------------------------------------------------------------------
Consumer Durables--6.6%
Ford Motor                                                        45,700          2,921,944
General Motors                                                    29,000          2,579,187
Newell Rubbermaid                                                 57,000          2,703,938
Shaw Industries                                                  104,500 a        1,894,063
                                                                                 10,099,132
Consumer Services--5.2%
Cendant                                                          142,400 a        2,563,200
McDonald's                                                        62,000          2,627,250
Wendy's International                                            106,000          2,868,625
                                                                                  8,059,075
Electronic Technology--7.5%
Boeing                                                            61,000          2,478,125
Compaq Computer                                                   64,000          1,428,000
Hewlett-Packard                                                   10,000            788,750
Intel                                                             40,000          2,447,500
International Business Machines                                   14,700          3,075,056
Storage Technology                                                67,500 a        1,303,594
                                                                                 11,521,025
Energy Minerals--9.6%
BP Amoco, A.D.S.                                                  23,000          2,603,312
Exxon                                                             31,700          2,633,081
Mobil                                                             29,500          3,090,125
Royal Dutch Petroleum, A.D.R.                                     47,000          2,758,312
Texaco                                                            41,300          2,591,575
USX-Marathon Group                                                32,000          1,000,000
                                                                                 14,676,405
Finance--23.3%
BankAmerica                                                       36,200          2,606,400
Bank of New York                                                  70,000          2,800,000
Bank One                                                          45,400          2,678,600
Chase Manhattan                                                   32,000          2,648,000
Citigroup                                                         43,200          3,250,800
First Tennessee National                                          65,000          2,803,125
First Union                                                       42,500          2,353,437
Fleet Financial Group                                             67,600          2,911,025
KeyCorp                                                           73,200          2,264,625
Merrill Lynch                                                     32,400          2,719,575

-------------------------------------------------------------------------------------------

Common Stocks (continued)                                         Shares          Value ($)
-------------------------------------------------------------------------------------------
Finance (continued)
Morgan Stanley Dean Witter                                        27,400          2,717,737
PNC Bank                                                          50,000          2,893,750
Wells Fargo                                                       73,300          3,165,644
                                                                                 35,812,718
Health Services--2.7%
CIGNA                                                              9,900            863,156
Columbia/HCA Healthcare                                          133,000          3,283,438
                                                                                  4,146,594
Health Technology--3.2%
Allergan                                                          28,400          2,552,450
Pharmacia & Upjohn                                                43,000          2,408,000
                                                                                  4,960,450
Insurance--6.6%
American General                                                  35,000          2,590,000
American International Group                                      22,600          2,654,088
Everest Reinsurance Holdings                                      47,500          1,439,843
Torchmark                                                         56,200          1,921,338
XL Capital, Cl. A                                                 24,700          1,498,981
                                                                                 10,104,250
Non-Energy Minerals--2.4%
Alcoa                                                             58,600          3,647,850

Process Industries--5.6%
duPont (E.I.) de Nemours                                          46,700          3,298,188
Goodrich (B.F.)                                                   75,000          2,981,250
International Paper                                               45,000          2,399,062
                                                                                  8,678,500
Producer Manufacturing--4.8%
General Electric                                                  38,000          4,009,000
Honeywell                                                         35,000          3,316,250
                                                                                  7,325,250
Retail Trade--1.4%
American Stores                                                   70,000          2,209,375

Transportation--3.4%
CNF Transportation                                                59,400          2,595,037
Union Pacific                                                     43,100          2,586,000
                                                                                  5,181,037

                                                                  The Fund  7

-------------------------------------------------------------------------------------------

Common Stocks (continued)                                         Shares          Value ($)
-------------------------------------------------------------------------------------------
Utilities--16.3%
AT&T                                                              46,500          2,348,250
Ameritech                                                         42,000          2,874,375
Bell Atlantic                                                     44,400          2,558,550
Cincinnati Bell                                                  114,700          2,595,088
Coastal                                                           73,700          2,819,025
GTE                                                               38,200          2,557,013
MCI WorldCom                                                      33,200 a        2,728,625
Niagara Mohawk Power                                             154,000 a        2,059,750
Texas Utilities                                                   60,000          2,385,000
U S West                                                          39,500          2,066,344
                                                                                 24,992,020
Total Common Stocks
(cost $124,440,448)                                                             151,413,681
-------------------------------------------------------------------------------------------
                                                               Principal
Short-Term Investments--1.1%                                   Amount ($)          Value ($)
-------------------------------------------------------------------------------------------
U.S. Treasury Bills:
  4.37%, 7/22/99                                               1,322,000          1,308,721
  4.39%, 7/29/99                                                 418,000            413,523

Total Short-Term Investments
  (cost $1,722,532)                                                               1,722,244
-------------------------------------------------------------------------------------------
Total Investments (cost $126,162,980)                              99.7%        153,135,925

Cash and Receivables (Net)                                           .3%            400,246

Net Assets                                                        100.0%        153,536,171

a Non-income producing.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------

                                                                          Cost          Value
---------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments            126,162,980    153,135,925
Cash                                                                                   67,965
Receivable for investment securities sold                                           2,008,431
Receivable for shares of Common Stock subscribed                                      330,645
Dividends receivable                                                                  127,569
Prepaid expenses                                                                       32,273
                                                                                  155,702,808
---------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                         117,395
Due to Distributor                                                                     31,342
Payable for investment securities purchased                                         1,666,405
Payable for shares of Common Stock redeemed                                           311,204
Interest payable                                                                          173
Accrued expenses                                                                       40,118
                                                                                    2,166,637
---------------------------------------------------------------------------------------------
Net Assets ($)                                                                    153,536,171
---------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                   115,608,591
Accumulated undistributed investment income--net                                      239,057
Accumulated net realized gain (loss) on investments                                10,715,578
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                           26,972,945
---------------------------------------------------------------------------------------------
Net Assets                                                                        153,536,171
---------------------------------------------------------------------------------------------
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)                     6,229,765
Net Asset Value, offering and redemption price per share--Note 3(d) ($)                 24.65

See notes to financial statements.

                                                                  The Fund  9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------

Investment Income ($)
--------------------------------------------------------------------------------------------
Income:
Cash dividends (net of $7,816 foreign taxes withheld at source)                    1,255,094
Interest                                                                              42,534
Total Income                                                                       1,297,628
Expenses:
Management fee--Note 3(a)                                                            556,035
Shareholder servicing costs--Note 3(b)                                               282,293
Professional fees                                                                     33,224
Prospectus and shareholders' reports                                                  27,156
Registration fees                                                                     20,080
Custodian fees--Note 3(b)                                                              7,534
Directors' fees and expenses--Note 3(c)                                                6,821
Interest expense--Note 2                                                               1,940
Miscellaneous                                                                          1,072
Total Expenses                                                                       936,155
Investment Income--Net                                                               361,473
--------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                           11,072,648
Net unrealized appreciation (depreciation) on investments                         10,976,587
Net Realized and Unrealized Gain (Loss) on Investments                            22,049,235
Net Increase in Net Assets Resulting From Operations                              22,410,708

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------
                                                      Six Months Ended
                                                        April 30, 1999            Year Ended
                                                            (Unaudited)     October 31, 1998
--------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                         361,473               581,832
Net realized gain (loss) on investments                     11,072,648              (285,972)
Net unrealized appreciation (depreciation)
  on investments                                            10,976,587             8,199,995
Net Increase (Decrease) in Net Assets
  Resulting from Operatons                                  22,410,708             8,495,855
--------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                        (575,757)             (419,872)
Net realized gain on investments                                    --            (8,053,887)
Total Dividends                                               (575,757)           (8,473,759)
--------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                               35,312,453            53,216,392
Dividends reinvested                                           548,869             8,047,136
Cost of shares redeemed                                    (39,971,956)          (87,433,544)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                (4,110,634)          (26,170,016)
Total Increase (Decrease) in Net Assets                     17,724,317           (26,147,920)
--------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                        135,811,854           161,959,774
End of Period                                              153,536,171           135,811,854
Undistributed investment income--net                           239,056               453,341
Capital Share Transactions:
Shares sold                                                  1,538,409             2,507,151
Shares issued for dividends reinvested                          25,040               393,504
Shares redeemed                                             (1,731,416)           (4,087,272)
Net Increase (Decrease) in Shares Outstanding                 (167,967)           (1,186,617)

See notes to financial statements.

                                                                  The Fund  11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

------------------------------------------------------------------------------------------
                           Six Months Ended
                             April 30, 1999               Year Ended October 31,
                                              --------------------------------------------
                                 (Unaudited)    1998     1997      1996     1995     1994a
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period  21.23    21.35    18.05     15.46    12.63    12.50
Investment Operations:
Investment income--net                  .06      .09      .07       .12      .22      .26
Net realized and unrealized
  gain (loss) on investments           3.45     .91      4.33      4.68     2.93     (.13)
Total from Investment Operations       3.51     1.00     4.40      4.80     3.15      .13
Distributions:
Dividends from investment
  income--net                          (.09)    (.06)    (.11)     (.21)    (.32)      --
Dividends from net realized gain
  on investments                         --    (1.06)    (.99)    (2.00)      --       --
Total Distributions                    (.09)   (1.12)   (1.10)    (2.21)    (.32)      --
Net asset value, end of period        24.65    21.23    21.35     18.05    15.46    12.63
------------------------------------------------------------------------------------------
Total Return (%)                      16.60b    4.83    25.29     34.35    25.73     1.04b
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                            .63b    1.24     1.22      1.25      .83       --
Ratio of net investment income
  to average net assets                 .24b     .36      .41       .93     1.64     2.08b
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager            --       --      .06       .32     1.76     2.01b
Portfolio Turnover Rate               64.09b  156.72   110.14    186.39   143.61    48.35b
------------------------------------------------------------------------------------------
Net Assets, end of
  period ($ x 1000)                 153,536  135,812  161,960    34,187    6,687    5,168

a From December 29, 1993 (commencement of operations) to October 31, 1994. b Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as deter mined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                                 The Fund  13

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $330 during the period ended April 30, 1999 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $290,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1999 was approximately $68,000, with a related weighted average annualized interest rate of 5.79%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund

                                                                 The Fund  15
and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, the Fund was charged $185,345 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $64,108 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $7,534 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged by the Fund on shares redeemed within fifteen days following the date of issuance, including redemption made through the use of the Fund Exchange privilege. During the period ended April 30, 1999, redemption fees amounted to $1,731.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $93,094,265 and $93,829,628, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $26,972,945, consisting of $29,584,144 gross unrealized appreciation and $2,611,199 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                                 The Fund  17

                 For More Information

                     Dreyfus Large Company
                     Value Fund

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation      251SA994


_______________________________________________________________________________



Dreyfus
Small Company
Value Fund

SEMIANNUAL REPORT
April 30, 1999


(R) Dreyfus Logo

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             11     Statement of Assets and Liabilities

                             12     Statement of Operations

                             13     Statement of Changes in Net Assets

                             14     Financial Highlights

                             15     Notes to Financial Statements

                                    FOR MORE INFORMATION

---------------------------------------------------------

                                    Back Cover

                         Dreyfus       The Fund
        Small Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Company Value Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Peter Higgins.

The past six months have been rewarding for many equity investors. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, strong U.S. economic growth, low inflation and high levels of consumer spending supported continued strength in many broad measures of stock market performance. As a result, several major U.S. market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level.

However, until near the end of the six-month period, small-cap stocks continued to lag their larger counterparts substantially. For most of the reporting period, investors continued to favor large companies with predictable earnings and tended to avoid smaller companies with shorter track records. In April, however, many smaller stocks began to rally as investors became increasingly attracted by their valuation levels. In a global economic environment currently characterized by fewer concerns, investors appear to have become somewhat more comfortable with small-cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Small Company Value Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

The Dreyfus Small Company Value Fund performed well during the six-month period ended April 30, 1999, providing a total return of 19.40%1 compared to a total return of 15.16% for the Russell 2000 Index.2 We attribute this strong performance partly to the surprisingly rapid recovery of global capital markets in the wake of last summer's decline, which drove the overall market higher in the last few months of 1998, and partly to the powerful shift in market sentiment in favor of value-oriented stocks toward the end of the period.

What is the Fund's investment approach?

We focus on identifying inexpensive stocks with improving prospects and solid long-term fundamentals. This includes looking for companies with low stock prices in relation to expected earnings, otherwise known as a company's price-earnings ratio. We will compare a company's P/E ratio to other companies in the same industry as well as its own historical averages. We take into account a company's historical performance to give us comfort as to whether or not its objectives in terms of revenue growth and margins are reasonable in the context of what the company has accomplished in the past. We develop an earnings estimate, and we're mostly interested in those companies that we think can do better than the average expectations of Wall Street analysts. Our approach includes meeting with management, competitors and suppliers of out-of-favor companies in order to identify positive trends before they become widely known in the investment community.

For instance, shares of Venator Group (formerly known as F.W. Woolworth), a large retailer of athletic footwear and apparel, were priced early in the six-month period as if the company was going out of business. However, after a rigorous examination of the company,

                                                                  The Fund  3
which operates about 6,000 mall-based stores, we believed that those concerns were not justified. Our research was rewarded, and the stock price increased. In addition, the environment for sneaker sales has improved in 1999 over 1998, partly because manufacturers have developed attractive new products and the NBA lockout came to an end.

The other kind of company that we'll own is one that is considering a sale of part of its business, or even a breakup into several pieces because the company's stock price is not reflecting the valuation of the different segments of the business. Management may indicate a frustration with the stock price and a willingness to split the company into more than one part, creating value. We will also look for companies that could close a poorly performing division, cut costs significantly or buy back their stock.

What other factors influenced the Fund's performance?

Although we do not own Internet stocks, we have emphasized technology in other areas. For instance, Vishay Intertechnology, a niche semiconductor company, saw its business improve over the past few months, and earnings estimates were revised upward. In addition, we have increased our weighting in economically sensitive areas such as capital goods, energy and basic materials. These stocks have done well as the U.S. economy has shown surprising strength in the past few quarters. For instance, Gaylord Container Class A, which makes containerboard, a grade of paper used to manufacture boxes and other containers, is currently enjoying price increases due to surging demand.

What is the Fund's current strategy?

Our strategy remains the same, namely to find stocks that are inexpensive on a number of different measures. We buy shares in good businesses that we think are getting better and are likely to produce higher earnings. Our portfolio includes a very broadly diversified selection of companies that we believe to be inexpensively priced with very attractive characteristics. Although value did not perform as well as growth during the past six months, we will continue to adhere to our discipline and not drift from our style. Indeed, we are encouraged that investors have begun to broaden their preferences away from large-capitalization growth stocks toward the end of the six-month reporting period. We're encouraged that we have had no trouble finding investments that we think will add value to the portfolio. We have found stocks that are inexpensive compared to the market, as well as compared to where they have traded in the past.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.



                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------

Common Stocks--102.5%                                  Shares                            Value ($)
--------------------------------------------------------------------------------------------------
Basic Industries--8.9%
Arch Chemicals                                        200,800                           4,417,600
Bethlehem Steel                                       320,600 a                         2,925,475
Carbide/Graphite Group                                 43,500 a                           565,500
Gaylord Container, Cl. A                              573,800 a                         4,805,575
Geon                                                  121,800                           3,730,125
IMCO Recycling                                         97,100                           1,650,700
Lubrizol                                               57,500                           1,592,031
Material Sciences                                      13,700 a                           143,850
National Steel, Cl. B                                 187,500                           1,757,812
Safety-Kleen                                          227,925 a                         3,618,309
UCAR International                                     41,700 a                           956,493
                                                                                       26,163,470
Capital Goods--9.6%
AGCO                                                  240,400                           2,373,950
Albany International, Cl. A                            83,700 a                         2,029,725
Belden                                                 84,400                           1,624,700
Building Materials Holding                              6,000 a                            76,500
Chicago Bridge & Iron, N.V.                           146,900                           1,781,162
DONCASTERS, A.D.S.                                    180,500 a                         3,091,062
Harman International                                   18,000                             826,875
Hawk, Cl. A                                            11,400 a                            98,325
Intermet                                              156,500                           2,308,375
Millipore                                              76,500                           2,347,594
Nordson                                                30,400                           1,831,600
OmniQuip International                                122,500                           1,546,563
Varian Associates                                     198,400                           1,798,000
Wabash National                                       258,300                           4,052,081
Wolverine Tube                                         96,100 a                         2,426,525
                                                                                       28,213,037
Computer Software/Services--5.9%
GT Interactive Software                               186,500 a                           652,750
Harbinger                                             159,900 a                         1,748,906
Hyperion Solutions                                    171,900 a                         2,599,987
JDA Software Group                                    160,600 a                         1,274,763
Renaissance Worldwide                                 344,000 a                         2,279,000
Sybase                                                306,600 a                         2,376,150
Technology Solutions                                  265,000 a                         2,103,438

--------------------------------------------------------------------------------------------------

Common Stocks (continued)                              Shares                            Value ($)
--------------------------------------------------------------------------------------------------
Computer Software/Services (continued)
Wang Laboratories                                     166,600 a                         4,175,413
                                                                                       17,210,407
Consumer Durables--8.3%
Arvin Industries                                       55,800                           2,043,675
BE Aerospace                                          106,700 a                         1,820,569
Beazer Homes USA                                       91,500 a                         2,110,219
Callaway Golf                                         185,500                           2,794,094
Dal-Tile International                                166,400 a                         1,872,000
Dura Automotive Systems, Cl. A                         96,300 a                         2,756,587
Polaris Industries                                     55,200                           2,080,350
Sensormatic Electronics                               296,000 a                         3,552,000
Toro                                                  89,500                            3,115,719
Tristar Aerospace                                     203,500                           2,162,188
                                                                                       24,307,401
Consumer Non-Durables--7.1%
Ashworth                                              176,700 a                           795,150
Crown Crafts                                          167,700                             964,275
Herbalife International, Cl. B                         43,900                             378,638
Houghton Mifflin                                       57,700                           2,574,862
Maxwell Shoe, Cl. A                                   217,600 a                         1,713,600
Musicland Stores                                      312,100 a                         3,394,088
Phillips-Van Heusen                                   132,900                           1,162,875
Pillowtex                                              88,800                           1,459,650
Rock-Tennessee, Cl. A                                 113,800                           1,422,500
Twinlab                                               164,100 a                         1,394,850
Vans                                                  289,300 a                         2,386,725
Vlasic Foods International                             90,100 a                           737,694
Wolverine World Wide                                  216,200                           2,594,400
                                                                                       20,979,307
Consumer Services--18.5%
Bon-Ton Stores                                        189,400 a                         1,171,912
Boyd Gaming                                           229,800 a                         1,220,812
Brown Group                                           206,600                           3,370,162
Buffets                                               267,900 a                         2,679,000
Burlington Coat Factory                               248,300                           3,833,131
CKE Restaurants                                       275,180                           4,506,072

                                                                  The Fund  7

--------------------------------------------------------------------------------------------------

Common Stocks (continued)                              Shares                            Value ($)
--------------------------------------------------------------------------------------------------
Consumer Services (continued)
Cadmus Communication                                   66,600                             907,425
CompUSA                                               288,200 a                         2,017,400
Discount Auto Parts                                   122,800 a                         2,801,375
Elder-Beerman Stores                                  158,700 a                         1,339,031
Finlay Enterprises                                    165,900 a                         1,824,900
General Nutrition                                     205,300 a                         3,400,281
Heilig-Meyers                                         292,800                           1,720,200
Information Resources                                 214,200 a                         1,660,050
Lithia Motors, Cl. A                                   94,100 a                         1,770,256
Miller Industries                                     184,300 a                           933,019
NFO Worldwide                                         116,100 a                         1,313,381
Neiman-Marcus Group                                    52,600 a                         1,265,688
Nu Skin Enterprises, Cl. A                             70,800 a                         1,314,225
OfficeMax                                             393,000 a                         3,979,125
Paging Network                                        406,200 a                         1,586,719
Paxson Communications, Cl. A                          125,300 a                         1,339,144
StaffMark                                              38,200 a                           386,775
Stewart Enterprises, Cl. A                             92,700                           1,842,413
True North Communications                               3,400                              91,800
Unisource Worldwide                                   246,300                           2,001,188
Venator Group                                         435,600 a                         4,219,875
                                                                                       54,495,359
Energy--8.1%
EEX                                                   142,566 a                           926,679
Giant Industries                                      169,300                           1,629,513
Houston Exploration                                   196,100 a                         3,725,900
Newpark Resources                                     431,500 a                         3,964,406
Ocean Energy                                          423,500 a                         3,943,844
Range Resources                                       482,300                           2,471,788
Santa Fe Energy Resources                             546,500 a                         4,918,500
Tesoro Petroleum                                      133,400 a                         1,509,088
Titan Exploration                                     140,100 a                           788,063
                                                                                       23,877,781
Financial Services--6.7%
ARM Financial Group, Cl. A                            167,300                           2,321,287
Affiliated Managers Group                              45,800 a                         1,331,062
Astoria Financial                                      46,013                           2,306,401
Bay View Capital                                      139,200                           2,479,500

--------------------------------------------------------------------------------------------------

Common Stocks (continued)                              Shares                            Value ($)
--------------------------------------------------------------------------------------------------
Financial Services (continued)
Freedom Securities                                     62,000                           1,127,625
Guarantee Life Cos.                                    90,000                           1,800,000
Klamath First Bancorp                                  62,500                           1,015,625
MONY Group                                             96,200                           2,549,300
PFF Bancorp                                            18,100 a                           338,809
SCPIE Holdings                                         73,700                           1,768,800
Seacoast Financial Services                           141,700                           1,425,856
UST                                                    49,200                           1,190,025
                                                                                       19,654,290

Health Care--5.2%

AmeriPath                                             172,800 a                         1,620,000
Conmed                                                 86,800 a                         2,506,350
ESC Medical Systems                                   200,300 a                         1,289,431
Quest Diagnostics                                     188,600 a                         4,314,225
Spacelabs Medical                                     161,600 a                         2,727,000
West Pharmaceutical Services                           86,400                           2,856,600
                                                                                       15,313,606

Technology--21.2%

Alternative Resources                                 254,500 a                         1,717,875
Amkor Technology                                      260,300                           2,537,925
Ardent Software                                       107,200 a                         2,010,000
CFM Technologies                                       19,600 a                           171,500
Cambridge Technology Partners                          90,600 a                         1,308,037
Cohu                                                   70,800                           2,017,800
Corel                                                 828,600 a                         2,537,587
Credence Systems                                      154,600 a                         3,971,287
Cypress Semiconductor                                 368,000 a                         3,772,000
DSP Group                                             153,500 a                         2,782,187
Electroglas                                           150,200 a                         2,055,862
FSI International                                     141,300 a                           980,269
HMT Technology                                        344,100 a                           989,288
Hanna (M.A.)                                           76,900                           1,244,819
Hypercom                                              236,300 a                         1,535,950
In Focus Systems                                      298,800 a                         3,100,050
Integrated Device Technology                           85,400 a                           629,825
International Rectifier                               171,400 a                         1,671,150
KEMET                                                 131,600 a                         2,031,575
LTX                                                   384,900 a                         2,477,794

                                                                  The Fund  9

--------------------------------------------------------------------------------------------------

Common Stocks (continued)                              Shares                            Value ($)
--------------------------------------------------------------------------------------------------
Technology (continued)
Lam Research                                           55,100 a                         1,735,650
Mattson Technology                                        900 a                             6,131
Maxtor                                                580,500                           3,283,453
Micro Warehouse                                       181,500 a                         3,074,156
Peak  International                                   204,600 a                           664,950
Planar Systems                                         76,100 a                           561,238
Praegitzer Industries                                 235,500 a                         1,295,250
Sequent Computer Systems                              201,200 a                         2,200,625
Silicon Valley Group                                  115,700 a                         1,533,025
Splash Technology Holdings                            207,300 a                         1,943,438
Tech Data                                              79,900 a                         1,867,663
Trimble Navigation                                     31,600 a                           366,363
Varian Semiconductor Equipment Associates             116,300                           1,511,900
Vishay Intertechnology                                108,600 a                         1,893,713
Watkins-Johnson                                        36,900                             936,338
                                                                                       62,416,673
Transportation--3.0%
Arkansas Best                                         369,500 a                         3,348,594
Covenant Transport, Cl. A                              41,400 a                           569,250
Kitty Hawk                                            183,400 a                         1,513,050
Old Dominion Freight Line                              23,700 a                           266,625
Yellow                                                181,500 a                         3,221,625
                                                                                        8,919,144
--------------------------------------------------------------------------------------------------
Total Investments (cost $314,758,940)                  102.5%                         301,550,475

Liabilities, Less Cash and Receivables                  (2.5%)                         (7,352,025)

Net Assets                                             100.0%                         294,198,450

a Non-income producing.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------------

                                                                             Cost          Value
-------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments               314,758,940    301,550,475
Receivable for investment securities sold                                              9,301,988
Receivable for shares of Common Stock subscribed                                          95,856
Dividends and interest receivable                                                         77,638
Prepaid expenses                                                                          59,961
                                                                                     311,085,918
-------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                            223,367
Due to Distributor                                                                        57,304
Cash overdraft due to Custodian                                                          310,442
Payable for investment securities purchased                                           10,039,629
Bank loan payable--Note 2                                                              5,500,000
Payable for shares of Common Stock redeemed                                              659,082
Interest payable--Note 2                                                                  22,722
Accrued expenses                                                                          74,922
                                                                                      16,887,468
-------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       294,198,450
-------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                      311,139,538
Accumulated investment (loss)                                                         (1,311,769)
Accumulated net realized gain (loss) on investments                                   (2,420,854)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                             (13,208,465)
-------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       294,198,450
-------------------------------------------------------------------------------------------------
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)                       14,440,996
-------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($)--Note 3(d)                    20.37

See notes to financial statements.

                                                                  The Fund  11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------

Investment Income ($)
------------------------------------------------------------------------------------------
Income:
Cash dividends (net of $5,113 foreign taxes withheld at source)                    643,389
Interest                                                                            18,848
Total Income                                                                       662,237
Expenses:
Management fee--Note 3(a)                                                        1,138,994
------------------------------------------------------------------------------------------
Shareholder servicing costs--Note 3(b)                                             603,336
Interest expense--Note 2                                                            67,361
Registration fees                                                                   42,280
Professional fees                                                                   40,686
Prospectus and shareholders' reports                                                37,494
Custodian fees--Note 3(b)                                                           30,400
Directors' fees and expenses--Note 3(c)                                              9,285
Miscellaneous                                                                        4,170
Total Expenses                                                                   1,974,006
Investment (Loss)                                                               (1,311,769)
------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                          3,485,263
Net unrealized appreciation (depreciation) on investments                       50,831,490
Net Realized and Unrealized Gain (Loss) on Investments                          54,316,753
Net Increase in Net Assets Resulting From Operations                            53,004,984

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------
                                                           Six Months Ended
                                                             April 30, 1999         Year Ended
                                                                 (Unaudited)  October 31, 1998
-----------------------------------------------------------------------------------------------
Operations ($):
Investment (loss)                                                (1,311,769)        (1,825,266)
Net realized gain (loss) on investments                           3,485,263         (4,363,524)
Net unrealized appreciation (depreciation) on investments        50,831,490        (82,191,499)
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                                53,004,984        (88,380,289)
-----------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                                   --           (275,563)
Net realized gain on investments                                         --         (7,072,792)
Total Dividends                                                          --         (7,348,355)
-----------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                                    47,207,237        296,824,006
Dividends reinvested                                                     --          6,869,046
Cost of shares redeemed                                        (106,922,181)      (283,794,090)
Increase (Decrease) in Net Assets from Capital Stock
  Transactions                                                  (59,714,944)        19,898,962
Total Increase (Decrease) in Net Assets                          (6,709,960)       (75,829,682)
-----------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                             300,908,410        376,738,092
End of Period                                                   294,198,450        300,908,410
-----------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                       2,460,661         13,797,646
Shares issued for dividends reinvested                                   --            320,684
Shares redeemed                                                  (5,661,114)       (13,638,948)
Net Increase (Decrease) in Shares Outstanding                    (3,200,453)           479,382

See notes to financial statements.
                                                                  The Fund  13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-----------------------------------------------------------------------------------------
                              Six Months
                                   Ended
                                April 30,
                                    1999                 Year Ended October 31,
-----------------------------------------------------------------------------------------
                              (Unaudited)      1998     1997      1996     1995     1994a
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period              17.06      21.95    17.66     14.00    12.43    12.50
Investment Operations:
Investment income (loss)--net       (.09)      (.09)b     --       .07      .10      .30
Net realized and unrealized gain
  (loss) on investments             3.40      (4.39)    6.43      4.69     2.33     (.37)
Total from Investment Operations    3.31      (4.48)    6.43      4.76     2.43     (.07)
Distributions:
Dividends from investment
  income--net                         --       (.02)    (.04)     (.09)    (.33)      --
Dividends from net realized
  gain on investments                 --       (.39)   (2.10)    (1.01)    (.53)      --
Total Distributions                   --       (.41)   (2.14)    (1.10)    (.86)      --
Net asset value, end of period     20.37      17.06    21.95     17.66    14.00    12.43
-----------------------------------------------------------------------------------------
Total Return (%)                   19.40c    (20.83)   40.22     35.99    21.30     (.56)c
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                 .62c      1.21     1.23      1.27      .84       --
Ratio of interest expense and
  dividends on securities sold short
  to average net assets              .02c       .01      .02       .02      .07      .01c
Ratio of net investment income
  (loss) to average net assets      (.43)c     (.44)     .22       .62      .79     2.39c
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager         --         --      .05       .41     1.80     2.07c
Portfolio Turnover Rate            97.14c    132.38    76.11    183.58   161.01   219.63c
-----------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                    294,198    300,908  376,738    16,852    6,404    5,166

a From December 29, 1993 (commencement of operations) to October 31, 1994. b Based on average shares outstanding at each month end.
c Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                                 The Fund  15

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1999 was approximately $2,598,900, with a related weighted average annualized interest rate of 5.23%.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or


                                                                  The Fund  17
other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, the Fund was charged $379,665 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $110,221 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $30,400 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $298,099,876 and $343,165,715, respectively.

At April 30, 1999, accumulated net unrealized depreciation on investments was $13,208,465, consisting of $27,727,329 gross unrealized appreciation and $40,935,794 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Fund  19

NOTES

                                                                  The Fund  21

               For More Information

                     Dreyfus
                     Small Company Value Fund

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation      253AR994